                    SECOND AMENDMENT TO TERM LOAN AGREEMENT

          SECOND AMENDMENT TO TERM LOAN AGREEMENT dated as of July 31, 1996 (the "Amendment") by and between COGEN TECHNOLOGIES NJ VENTURE, a general partnership organized under the laws of the State of New Jersey (the "Borrower"), and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (the "Lender").

          The parties hereto have entered into a Term Loan Agreement dated as of November 1, 1987, as amended by First Amendment to Term Loan Agreement dated as of December 15, 1988 (the "Term Loan Agreement"), providing for the permanent financing of the Project, subject to certain conditions, as more fully set forth therein. Each of the parties hereto is willing to amend the Loan Agreement as set forth herein.

          NOW THEREFORE, in consideration of good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

          1. Definitions. Unless the context otherwise requires, capitalized terms used but not defined herein shall have the respective meanings assigned to them in Annex A to the Term Loan Agreement.

          2. Amendments to the Term Loan Agreement. The following amendments shall be made to the Term Loan Agreement:

               (a) Clause (b) of the second sentence of Section 2.1 shall be amended and restated in its entirety as follows:

               "(b)  mature on October 1, 2008,11

               (b) Exhibit A attached to the Term Loan Agreement shall be amended by the allonge in the form of Exhibit A attached hereto.

               (c) Annex C attached to the Term Loan Agreement shall be amended and restated in its entirety by the schedule in the form of Exhibit B attached hereto.

          3. Full Force and Effect. Except as expressly amended hereby, all provisions of the Term Loan Agreement remain unaffected and in full force and effect.

          4. Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original.

          5. GOVERNING LAW. THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE TERMS OF THE STATE OF NEW YORK.

          6. Effective Date. This Amendment shall be effective when all of the parties hereto shall have executed a copy hereof.

          IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed as of the day and year first written above.

                                        COGEN TECHNOLOGIES NJ VENTURE

                                        By:  COGEN TECHNOLOGIES NJ, INC.
                                             Managing Venturer

                                             By: /s/ R. A. Lydecker
                                                -----------------------------
                                                Name: Richard A. Lydecker, Jr.
                                                Title: Vice President and Chief
                                                        Financial Officer

                                        By: ENRON COGENERATION FIVE
                                            COMPANY, Venturer

                                            By: /s/ Tony W. Belcher
                                               -------------------------------
                                               Name: Tony W. Belcher
                                               Title: Manager-Operations


                                        By:  CEA BAYONNE, INC., Venturer

                                             By: /s/ Jeffrey W. Moore
                                                -------------------------------
                                                Name:  Jeffrey W. Moore
                                                Title: Vice President

                                        By:  TEVCO/MISSION BAYONNE
                                             PARTNERSHIP, Venturer

                                        By:  T/M BAYONNE, INC. AS GP

                                             By: /s/ James Moore
                                                -------------------------------
                                                Name: James Moore
                                                Title: President

                                        THE PRUDENTIAL INSURANCE COMPANY OF
                                        AMERICA

                                        By: /s/ Joseph J. Lemanowicz
                                           -----------------------------------
                                           Name:  Joseph J. Lemanowicz
                                           Title:  Vice President

                                    ALLONGE
                                       TO
                         COGEN TECHNOLOGIES NJ VENTURE
                                   TERM NOTE
                              DUE JANUARY 1, 2009

          THIS ALLONGE is attached to, made a part of and amends that certain promissory note, No. 1, dated December 29, 1988, entitled "COGEN TECHNOLOGIES NJ VENTURE TERM NOTE DUE January 1, 2009" (the "Note"), in the principal amount of $90,000,000 made by COGEN TECHNOLOGIES NJ VENTURE, a Delaware corporation (the "Company") to The Prudential Insurance Company of America ("Prudential").

                            WITNESSETH:

          WHEREAS, the Company and Prudential desire to amend the muturity date and final interest payment date of the Note:

          NOW, THEREFORE, the Company agrees that:

     (i) the heading and first sentence of the Note are each hereby amended by deleting the reference to "January 1, 2009" in the heading and the tenth line of the first sentence of the Note, and substituting therefor a reference to "October 1, 2008"; and

     (ii) that the final Interest Payment Date will be October 1, 2008.

          IN WITNESS WHEREOF, the company has caused this Allonge to be executed
and delivered effective the     day of July, 1996, by an officer thereunto
validly authorized, and Prudential has accepted this Allonge and caused the same to be attached to and become a part of the Note.

                               COGEN TECHNOLOGIES NJ VENTURE
                               By:  COGEN TECHNOLOGIES NJ, INC.
                                    Managing Venturer

                               By: /s/ R. A. Lydecker
                                  --------------------------------
                               Name:
                               Title:

Accepted effective the
31st day of July, 1996.

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA

By: /s/ Joseph J. Lemanowicz
   ----------------------------
Title: Vice President

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